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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated March 19, 1997 related to DeltaCom, Inc. (and to all references to our Firm) included in or made a part of this Amendment Number 3 to the Registration Statement on Form S-1.

MARTIN STUEDEMAN & ASSOCIATES, P.C.

Birmingham, Alabama

October 20, 1997